Exhibit 99.1 Attacking Solid Tumors with Novel TCR-T Cell Therapies Oppenheimer 32nd Annual Healthcare Conference March 2022

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward- looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” “believes” or other words or terms of similar meaning. These statements include, but are not limited to, statements regarding the Alaunos Therapeutics, Inc.'s (”Alaunos or the Company ) business and strategic plans, the Company's ability to raise capital, and the timing of the Company's research and development programs, including the anticipated dates for enrolling and dosing patients in the Company’s clinical trials. Although the management team of Alaunos believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Alaunos, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, among other things, changes in the Company’s operating plans that may impact its cash expenditures; the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Alaunos’ product candidates will advance further in the preclinical research or clinical trial process, including receiving clearance from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indication; the strength and enforceability of Alaunos’ intellectual property rights; and competition from other pharmaceutical and biotechnology companies as well as risk factors discussed or identified in the public filings with the Securities and Exchange Commission made by Alaunos, including those risks and uncertainties listed in the most recent Form 10-Q and Form 10-K filed by Alaunos with the Securities and Exchange Commission. We are providing this information as of the date of this presentation, and Alaunos does not undertake any obligation to update or revise the information contained in this presentation whether as a result of new information, future events, or any other reason. 2

Shareholder Value Creation: A Clinical Stage TCR-T Company Targeting Solid Tumors Vision 2022 – Execution Mindset, Delivering Results Phase 1/2 TCR-T Library Trial Enrolling; FPI anticipated 1H22, interim data expected 1 Weaponizing the 2H22 immune system with powerful TCRs to treat 2 Clinical Library of 10 TCRs (KRAS, TP53, EGFR) Targeting Six Solid Tumor Indications solid tumors Targeting driver mutations Utilize internal cGMP Manufacturing Facility For TCR-T Library Trial 3 using T cells genetically modified with proprietary non- viral Sleeping Beauty platform TM 4 Proprietary TCR Discovery Platform, hunTR , Expanding and Advancing the Pipeline 3

From Ziopharm to Alaunos:
Focused and Executing on Advancing our Novel TCR-T Platform

February 2021
Library Trial IND Clear to Proceed & Departure of Laurence Cooper as CEO

May 2021
IL-12 Winddown

August 2021
Kevin S. Boyle, Sr. Appointed CEO

September 2021
Strategic Restructuring

October 2021
Completed manufacturing process qualification in Company's GMP facility

November 2021
CAR-T JV (Eden BioCell) Winddown

December 2021
Consolidated Operations to Houston

December 2021
Added four new targets to TCR-T Library & Renegotiated SVB loan

January 2022
Trial Open for Enrollment & cGMP facility operational

January 2022
Rebranding to Alaunos

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ALAUNOS THERAPEUTICS

TCR-T Platform with Multiple Solid Tumor Programs in Pipeline PROGRAM TARGETS INDICATION DISCOVERY PRECLINICAL IND-ENABLING PHASE 1 Lung Colon/rectum Library TCR-T cell Endometrium Therapy KRAS, TP53 & EGFR Hotspot Mutations Pancreas (Company Sponsored at MDACC) Ovary Bile Duct mbIL-15 KRAS & TP53 Solid Tumors TCR-T cell Therapy Hotspot Mutations Undisclosed Targets Cancer-specific Cancers with & Modalities Hotspot Mutations Somatic Mutations TM (hunTR ) 5

TCR-T is Superior to Other Cell Therapy Approaches for Solid Tumors TCR-T CAR-T TIL Target Intracellular & Extracellular Antigens Proven Efficacy in Solid Tumors Defined Target Specificity Targets Somatic Neoantigens Established Transposon-based Gene Transfer 6 Table above not based on head-to-head trials

A Differentiated TCR-T Program Targeting Solid Tumors TM Targeting Hotspot S leeping Beauty hunTR Platform (human neoantigen Mutations Technology T cell Receptor) Hotspot mutations are Non-viral transposition Robust discovery engine ideal targets for technology has favorable enables expansion of defeating cancer safety profile TCR Library Rapid, flexible & cost- effective manufacturing 7

Our TCR-T Cell Platform Targets Solid Tumors in Large Patient Populations with Unmet Clinical Need Cancer Type 2022 Incidence - USA • In the US, 92% of new cancer cases Lung 236,740 are solid tumors Colon and Rectum 151,030 • 4,804 patients are diagnosed every day with cancerous solid tumor 65,950 Endometrial • 1,548 patients die every day from a Pancreas 62,210 solid tumor cancer Ovary 19,880 Bile Duct 8,000 8 8 Source: https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2022.html https://www.cancer.org/cancer/bile-duct-cancer/about/key-statistics.html; CA CANCER J CLIN 2021;71:7–33

KR AS , TP53, EGFR Mutations are Commonly Expressed in Targeted Indications High frequency tumor targets, not expressed in normal tissues Killer TCR-T cells specific for the mutation without off-tumor toxicity Unmet clinical need for patients with solid tumors 9 Source: Catalogue of Somatic Mutations in Cancer (COSMIC) database https://cancer.sanger.ac.uk/cosmic

TCRs Can Give Patients' T Cells a New Ability to Recognize and Kill Tumor Cells with Common Mutations 10

TCR Library Captures High Frequency Mutations and HLA Types • Common HLAs are represented in our TCR library • Certain mutations have more than one HLA restriction • As more TCRs are added to our library, the addressable patient market size will further increase 11

Non-viral S leeping Beauty Platform for Manufacturing TCR-T Cells • Efficient integration without the complexity of gene editing or viral approaches • Rapid, cost-effective manufacturing • Flexible approach to add TCRs; attractive choice for library • Platform can accommodate large transgene size • Process scalable for clinical production 12

TCR-T Cells Recognize KR AS , TP53, EGFR Mutations and Kill Solid Tumor Cells Powerful TCRs: Naturally-occurring, high avidity TCRs recognize low levels of neoantigens No off-target toxicity observed: Specificity for the mutation with negligible recognition of the wild type sequences Tumor killing: Recognition of tumor cells that express mutation and HLA Note: Refers to TP53 mutant reactive TCRs 13

Actively Enrolling First-in-Human TCR-T Clinical Trial with Innovative Library Approach Trial enrolling patients where a TCR matching a neoantigen / HLA pairing is available in Phase I Objectives: our TCR-T library. Define dose limiting toxicity (DLT) and Phase I is a prospective, open-label, dose-escalation study of TCR-T cells in patients the maximum tolerated dose (MTD) or with progressive or recurrent solid tumors who have failed standard therapy utilizing a recommended phase II dose (RP2D). Bayesian optimal interval design (BOIN) with an accelerated dose escalation. Evaluate the feasibility of TCR-T cell Patients will be enrolled in one of three dose cohorts. drug product manufacturing. Expect to dose first patient in 1H 2022 (NCT05194735). Phase II (Dose Expansion) is a prospective, open-label, single-dose portion of the study which is expected to begin once the MTD/RP2D in the Phase I part has been determined. 14

Each Autologous TCR-T Cell Product is Manufactured with a TCR Matched for the Patient’s Mutation and HLA Type Screening 1 6 2 Selection of TCR from Infusion Library for Manufacturing 5 3 TCR Expression & Peripheral Blood Expansion Leukapheresis 4 Sleeping Beauty Transposition of TCR 15

State of the Art, In-House cGMP Manufacturing Facility Operational Provides control Located in over clinical Houston near Texas TCR-transposed T cells targeting manufacturing, including Medical Center neoantigens have been grown: expertise and scheduling with high TCR expression to clinical dose levels Staffed by highly skilled Will be used for with high viability Alaunos personnel early phase clinical manufacturing 16

TM hunTR Program Rapidly Expands TCR Library Targeting Hotspot Mutations Focus on neoantigens, particularly those arising from hotspot mutations Empirical screening of TCRs from CD4+ and CD8+ T cells directly from tumor High-throughput TCR screening 17

mbIL-15 Improves the Persistence and Anti-tumor Activity of TCR-T cells in the Tumor Microenvironment (TME) Pro-survival signaling limits negative signals from the TME Stem-cell memory mbIL-15 TCR-T cells regenerate TCR-T cells Limit effects of HLA loss by supporting TILs and NK cells Potential for TCR-T cell therapy without lymphodepletion 18 CONFIDENTIAL

Experienced Management Team Kevin S. Boyle, Sr. Ellee de Groot, PhD Raffaele Baffa, MD, PhD Chief Executive Officer EVP Operations Chief Medical Officer Melinda Lackey Drew Deniger, PhD Mike Wong SVP Legal VP Research & Development VP Finance Melinda Lackey 19

Shareholder Value Creation: A Clinical Stage TCR-T Company Targeting Solid Tumors Vision 2022 – Execution Mindset, Delivering Results Phase 1/2 TCR-T Library Trial Enrolling; FPI anticipated 1H22, interim data expected 1 Weaponizing the 2H22 immune system with powerful TCRs to treat 2 Clinical Library of 10 TCRs (KRAS, TP53, EGFR) Targeting Six Solid Tumor Indications solid tumors Targeting driver mutations Internal cGMP Manufacturing Facility For TCR-T Library Trial 3 using T cells genetically modified with proprietary non- viral Sleeping Beauty platform TM 4 Proprietary TCR Discovery Platform, hunTR , Expanding and Advancing the Pipeline 20